Summary Prospectus  May 1, 2017

(as revised February 13, 2018)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Before you invest, you may want to review the Portfolio’s statutory prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information (SAI) and most recent reports to shareholders, online at https://us.allianzgi.com/en-us/advisors/products-solutions/vits. You can also get this information at no cost by calling 1-800-498-5413 or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Portfolio’s entire statutory prospectus and SAI, each dated May 1, 2017, as further revised or supplemented from time to time.

Investment Objective

The Portfolio seeks long term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of AllianzIM Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment):    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Portfolio	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Portfolio Operating Expenses(1)(2)	Expense Reductions(3)	Total Annual Portfolio Operating Expenses After Expense Reductions(3)
RCM Dynamic Multi-Asset Plus VIT	0.70%	0.25%	0.71%	0.09%	1.75%	(0.55)%	1.20%

(1)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(2)	Expenses have been restated to reflect current fees.
(3)	Total Annual Portfolio Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Portfolio through April 30, 2018 to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, plus the Portfolio’s Acquired Fund Fees and Expenses, exceed 1.20% for Portfolio shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Portfolio shares for the time periods indicated, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Portfolio Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Portfolio Operating Expenses. These Examples do not take into account the fees and expenses of AllianzIM Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If they did, expenses would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
RCM Dynamic Multi-Asset Plus VIT Portfolio	$122	$497	$897	$2,017

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2016 was 72% of the average value of its Portfolio. High levels of portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Examples above, can adversely affect the Portfolio’s investment performance.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes.

The Portfolio invests directly and indirectly in a globally diverse combination of equity securities, and U.S. dollar denominated fixed income securities, in each case including emerging market securities. The Portfolio’s baseline long-term asset allocation consists of 60% to equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Portfolio is managed. The portfolio managers will typically over- or under-weight the Portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Portfolio may invest significantly below its target with respect to the Equity Component and significantly above its target with respect to the Fixed Income Component. Under normal circumstances, the Portfolio will not invest more than 20% of its assets in any combination of the following asset classes: high yield debt

(commonly known as “junk bonds”), bank loans, global bonds, emerging markets equities, emerging markets debt, Treasury Inflation-Protected Securities (“TIPS”) and real estate securities, including U.S. and non-U.S. real estate investment trusts (“REITs”). The Portfolio may either invest directly in these different asset classes or indirectly through derivatives and other instruments, such as through investments in mutual funds or exchange-traded funds (“ETFs”).

The portfolio managers currently expect that the Portfolio’s average duration with respect to any fixed-income asset class in which the Portfolio invests directly will typically resemble that of a related broad-based index.

The portfolio managers allocate the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Portfolio’s investments.

The Portfolio seeks to limit downside risk by moving toward less volatile asset classes during periods of high market volatility. Volatility is a statistical measure of risk relating to the magnitude of up and down fluctuations in the value of a financial

RCM Dynamic Multi-Asset Plus VIT Portfolio

instrument or index over time and typically results from rapid price swings. Under normal circumstances, the Portfolio will seek to maintain a one year annualized volatility level at or below 12% over a market cycle. A higher volatility level indicates more frequent or rapid up and down fluctuations in the values of the Portfolio’s investments relative to a lower volatility level. There can be no assurance that investment decisions made in seeking to manage Portfolio volatility will achieve the desired results. The Portfolio’s actual or realized volatility will be dependent on the market environment.

The portfolio managers may adjust the Portfolio’s exposure to the Equity Component and the Fixed Income Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress and to increase the return potential in favorable markets. Momentum is the tendency of a performance trend to continue to move in the same direction. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Portfolio will be successful in doing so.

The portfolio managers also apply fundamental analysis to adjust the Portfolio’s exposure to the asset classes that exhibit the strongest return prospects.

The Portfolio may invest in securities of companies of any capitalization, including smaller capitalization companies. The Portfolio also may make investments intended to provide exposure to one or more securities indices, currencies, and real estate-related securities. The Portfolio is expected to be highly diversified across industries, sectors, and countries.

In implementing these investment strategies, the Portfolio may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, currency forwards, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may, at any time, invest in affiliated and unaffiliated funds, ETFs and pooled investment vehicles.

The Portfolio may participate in initial public offerings (IPOs).

Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Portfolio to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk:  The Portfolio will be affected by factors specific to the issuers of securities and other instruments in which the Portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Portfolio will be affected by the allocation determinations, investment decisions and techniques of the Portfolio’s management.

Market Risk:  The Portfolio will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in this Prospectus for a more detailed description of the Portfolio’s risks. It is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Summary Prospectus

Performance Information

The performance information below provides some indication of the risks of investing in the Portfolio by showing changes in its total return from year to year and by comparing the Portfolio’s average annual total returns with those of a broad-based market index, a blend of broad-based market indices and a performance average of similar mutual funds. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance would be lower. Past performance is not necessarily predictive of future performance.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 7/1/2016–9/30/2016	2.77%
Lowest 10/1/2016–12/31/2016	-0.69%

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	Portfolio Inception (4/27/15)
RCM Dynamic Multi-Asset Plus VIT	3.15%	-2.44%
MSCI All Country World (reflects no deduction for fees, expenses or taxes)	7.86%	-0.75%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp./5% JPM EMBI+ Index Average	6.45%	0.97%
Lipper VIP Mixed-Asset Target Allocation Moderate Funds Average	5.32%	0.95%

Management of the Portfolio

Investment Manager

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”)

Portfolio Managers

Claudio Marsala, portfolio manager and director, has managed the Portfolio since its inception in 2015.

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Portfolio since its inception in 2015.

Ryan Chin, CFA, portfolio manager and vice president, has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares

Shares of the Portfolios currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolios also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager (as defined below). The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which the Portfolio is an underlying investment option. Generally, purchase and redemption orders for Portfolio shares are processed at the NAV next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.

Tax Information

For tax purposes, the shareholders of the Portfolio are the AllianzIM Funds or, in the case of direct investment, insurance companies offering Variable Contracts. If you are investing in the Portfolio through a Variable Contract, please refer to the prospectus for your Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer, the Portfolio and its related companies may pay the broker-dealer for the sale of Portfolio shares and related services. To the extent that shares of the Portfolio are sold to AllianzIM Funds that in turn are sold to Separate Accounts of insurance companies that fund Variable Contracts, or are sold directly to such Separate Accounts, the Portfolio and/or its related companies may also pay the insurance company and other intermediaries for the (direct or indirect) sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the broker-dealer, insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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